Exhibit 32.2

Certification of the Chief Financial Officer pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of American Life Holding Company, Inc. (the "Registrant") on Form 10-K for the year ended December 31, 2011 as filed with the Securities and Exchange Commission (the "Report"), I, Rakgu Kim, hereby certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: March 28, 2012

By:	/s/ Rakgu Kim
Rakgu Kim
Chief Financial Officer, Director